THE BEEHIVE FUND (the “Fund”)

Supplement dated January 8, 2024 to the Prospectus dated May 1, 2023, as supplemented

In September 2023, Spears Abacus Advisors LLC (“Spears”), the investment advisor to the Fund, communicated to the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Spears anticipated entering into a merger agreement with Cannell & Co. (“Cannell”) whereby owners of Spears and Cannell would become owners of Cannell & Spears LLC (“Cannell & Spears”) (the “Transaction”). The Transaction would cause Spears to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and Spears (the “Original Agreement”).

In anticipation of the change in control of Spears, and to provide for continuity of management, at a meeting held on December 14, 2023, the Board appointed Cannell & Spears pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (the “Interim Agreement”), effective upon the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows Cannell & Spears to serve as the investment advisor to the Fund (“Advisor”) under terms identical to those provided under the Original Agreement, except for the termination. The Interim Agreement will remain in effect until the earlier of (i) 150 days from January 1, 2024 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On December 14, 2023, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about March 1, 2024.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the Prospectus is supplemented as follows:

1.	Change to the name and address of the Investment Advisor

All references to Spears Abacus Advisors LLC are hereby replaced with Cannell & Spears LLC.

All references to the business address of the Advisor are hereby replaced with 545 Madison Avenue, New York, New York 10022.

2.	The section entitled “Investment Advisor” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Investment Advisor

Effective January 1, 2024, Cannell & Spears LLC (the “Advisor”) was appointed to serve as the interim investment advisor to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Advisor. The Interim Agreement will remain in effect for no more than 150 days from January 1, 2024 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Subject to the general oversight of the Board, the Advisor makes investment decisions for the Fund. The Advisor receives an annual advisory fee from the Fund at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the terms of the Interim Agreement and would be paid at an annual rate equal to 0.75% of the Fund’s average annual daily net assets under the New Agreement, if approved by the shareholders. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) to 0.99% through December 31, 2025 (“Expense Cap”).

The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor or a nominee of the Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap and (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply.

A discussion summarizing the basis on which the Board approved the Interim Agreement will be included in the Fund’s annual report for the period ending December 31, 2023.

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For more information, please contact a Fund customer service representative at (866) 684-4915 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.

THE BEEHIVE FUND (the “Fund”)

Supplement dated January 8, 2024 to the Statement of Additional Information (“SAI”) dated
May 1, 2023, as supplemented

In September 2023, Spears Abacus Advisors LLC (“Spears”), the investment advisor to the Fund, communicated to the Board of Trustees (“Board”) of Forum Funds (“Trust”) that Spears anticipated entering into a merger agreement with Cannell & Co. (“Cannell”) whereby owners of Spears and Cannell would become owners of Cannell & Spears LLC (“Cannell & Spears”) (the “Transaction”). The Transaction would cause Spears to experience a change of control, resulting in the automatic termination of the original investment advisory agreement between the Trust and Spears (the “Original Agreement”).

In anticipation of the change in control of Spears, and to provide for continuity of management, at a meeting held on December 14, 2023, the Board appointed Cannell & Spears pursuant to an interim advisory agreement between the Trust, on behalf of the Fund, and Cannell & Spears (the “Interim Agreement”), effective upon the close of the Transaction and termination of the Original Agreement. The Interim Agreement allows Cannell & Spears to serve as the investment advisor to the Fund (“Advisor”) under terms identical to those provided under the Original Agreement, except for the termination. The Interim Agreement will remain in effect until the earlier of (i) 150 days from January 1, 2024 and (ii) the date that the Fund’s shareholders approve a new investment advisory agreement for the Fund.

On December 14, 2023, the Board also approved a new investment advisory agreement between the Trust, on behalf of the Fund, and the Advisor (the “New Agreement”) and determined to submit the New Agreement to the Fund’s shareholders for their approval. The New Agreement will replace the Interim Agreement if the shareholders approve the New Agreement at the special meeting of shareholders scheduled to take place on or about March 1, 2024.

Additional information regarding the New Agreement is expected to be provided in connection with the solicitation of Fund shareholder approval of the New Agreement, including a proxy statement to be sent to shareholders of the Fund, as of a specified record date.

As a result of the changes described above, the SAI is supplemented as follows:

1.	Change to the name and address of the Investment Advisor

All references to Spears Abacus Advisors LLC are hereby replaced with Cannell & Spears LLC.

All references to the business address of the Advisor are hereby replaced with 545 Madison Avenue, New York, New York 10022.

2.
In the “Board of Trustees, Management and Service Providers” section of the SAI, in the sub-section entitled “F. Investment Advisor,” the paragraphs entitled “Services of Advisor,” “Ownership of Advisor” and “Advisory Agreement” beginning on page 21 are hereby deleted in their entirety and replaced with the following:

Services of Advisor.

Effective January 1, 2024, Spears & Cannell LLC (the “Advisor”) was appointed to serve as the interim investment advisor to the Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”) entered into between the Trust, on behalf of the Fund, and the Advisor. The Interim Agreement will remain in effect for no more than 150 days from January 1, 2024 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

Under the Interim Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund. The Advisor may compensate brokers or other service providers (“Financial Intermediaries”) out of its own assets, and not as additional charges to the Fund, in connection with the sale and distribution of shares of the Fund and/or servicing of these shares.

Ownership of Advisor. The Advisor is owned by certain employees of the Advisor and related entities.

Advisory Agreement. Effective January 1, 2024, the Board appointed the Advisor to serve as the interim investment advisor to the Fund and commence management of the Fund pursuant to the Interim Agreement. The Interim Agreement will remain in effect for no more than 150 days from January 1, 2024 or until Fund shareholders approve a new investment advisory agreement, whichever is earlier.

The Interim Agreement is terminable, without penalty, on 60 days’ written notice by the Board or by a vote of a majority of the voting securities of the Fund, or by the Advisor on 60 days’ written notice to the Trust. The Interim Agreement terminates immediately in the event of its assignment. Under the Interim Agreement, the Advisor is not liable for any mistake of judgment or mistake of law, or any event whatsoever except for lack of good faith or by reason of bad faith, willful misfeasance, or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Interim Agreement.

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For more information, please contact a Fund customer service representative at (866) 684-4915 (toll free).

PLEASE RETAIN FOR FUTURE REFERENCE.